o 020 *SA1

                      SUPPLEMENT DATED OCTOBER 12, 1998
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                         FRANKLIN FLOATING RATE TRUST
                             DATED APRIL 1, 1998

The Statement of Additional Information is amended as follows:

I. The section "Officers and Trustees" is revised to add the following:

 As of September 11, 1998, the officers and Board members, as a group, owned of record and beneficially approximately 262,185 shares, or 1.04% of the fund's total outstanding shares.

II. The fourth paragraph in the section "Miscellaneous Information" is revised as follows:

 As  of  September  11,  1998,  the  principal   shareholders  of  the  fund,
 beneficial or of record were as follows:

   Name and Address                               Share Amount     Percentage
----------------------------------------------------------------------------

   Franklin Resources, Inc......................    3,793,532.338   15.109%
   Templeton Investment Counsel, Inc............    2,500,000.000    9.957%

III. The following is added to the section titled "Financial Statements"

 The  audited  financial   statements  contained  in  the  Annual  Report  to
 Shareholders of the fund, for the fiscal year ended July, 31, 1998, including the auditor's report, are incorporated herein by reference.

              Please keep this supplement for future reference.